UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2003

Answerthink, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1001 Brickell Bay Drive, Suite 3000
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On October 28, 2003, Answerthink, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the third quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This press release may also be found on the Company’s website at www.answerthink.com on the Investor Relations page.

The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERTHINK, INC.

Date: October 28, 2003	By: /s/ John F. Brennan
John F. Brennan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Answerthink Inc., dated October 28, 2003, reporting financial results for the third quarter of 2003.